QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NETLIST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NETLIST, INC.

TO OUR STOCKHOLDERS:

        You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Netlist, Inc., a Delaware corporation (the "Company," "Netlist," "we" or "our"), on Wednesday, May 27, 2009 at 10:00 a.m., Pacific Time, at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618, for the following purposes, which are further described in the accompanying proxy statement:

  (1)
  to elect four directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified; and

  (2)
  to transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Your vote is important. We encourage you to sign and return your proxy before the meeting so that your shares will be represented and voted at the Annual Meeting even if you cannot attend in person.

        We look forward to seeing you at the 2009 Annual Meeting of Stockholders.

Sincerely,

Gail Itow Vice President, Chief Financial Officer and Secretary

April 28, 2009

NETLIST, INC.
51 Discovery, Suite 150
Irvine, California 92618
(949) 435-0025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
and
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

To the holders of common stock of Netlist, Inc.:

        The 2009 Annual Meeting of Stockholders of Netlist, Inc. (the "Company," "Netlist," "we" or "our") will be held on Wednesday, May 27, 2009 at 10:00 a.m., Pacific Time, at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618, for the following purposes, which are further described in the accompanying proxy statement:

  (1)
  To elect four directors to our Board of Directors to serve for a term of one year or until their successors are duly elected and qualified; and

  (2)
  To transact other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 9, 2009 are entitled to receive notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote will be available for examination at the meeting by any stockholder for any purpose germane to the meeting. The list will also be available for the same purpose for ten days prior to the meeting at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618.

        To obtain directions to attend the Annual Meeting and vote in person, please call Investors Relations at (949) 474-4300. We have enclosed our 2008 annual report, including financial statements, and the proxy statement with this notice of annual meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 27, 2009

        The proxy statement and 2008 annual report to stockholders are available at http://proxy.netlist.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS.

By order of the Board of Directors,

Gail Itow Vice President, Chief Financial Officer and Secretary

Irvine, California
April 28, 2009

NETLIST, INC.
PROXY STATEMENT
GENERAL INFORMATION

        We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for use at the 2009 Annual Meeting of Stockholders of Netlist, Inc, a Delaware corporation (the "Company," "Netlist," "we" or "our"), which we will hold on Wednesday, May 27, 2009 at 10:00 a.m., Pacific time, at our principal executive offices at 51 Discovery, Suite 150, Irvine, California 92618. The record date for the Annual Meeting is the close of business on April 9, 2009. All holders of record of our common stock on the record date are entitled to notice of and to vote at the Annual Meeting and any meetings held upon any adjournment or postponement thereof. This proxy statement is being initially distributed to our stockholders on or about April 28, 2009.

        Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card as promptly as possible, in the postage prepaid envelope provided, to ensure that your shares will be voted at the Annual Meeting. You may revoke your proxy at any time prior to its use by filing with our secretary an instrument revoking it or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If the Annual Meeting is postponed or adjourned, a stockholder's proxy will remain valid and may be voted at the postponed or adjourned meeting.

        Unless you instruct otherwise in the proxy, any proxy that is not revoked will be voted at the Annual Meeting:

  •
  For each nominee to our Board of Directors; and

  •
  As recommended by our Board of Directors, in its discretion, with regard to all other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting Information

        Our only voting securities are the outstanding shares of our common stock. At the record date, there were 19,855,411 shares of our common stock outstanding and 21 stockholders of record. Each stockholder is entitled to one vote per share on each matter that we will consider at this meeting. Stockholders are not entitled to cumulative votes. Brokers holding shares of record for their customers generally are not entitled to vote on some matters unless their customers give them specific voting instructions. If the broker does not receive specific instructions, the broker will note this on the proxy form or otherwise advise us that it lacks voting authority. The votes that the brokers would have cast if their customers had given them specific instructions are commonly called "broker non-votes." If the stockholders of record present in person or represented by their proxies at the meeting hold at least a majority of our shares of common stock outstanding as of the record date, a quorum will exist for the transaction of business at the meeting. Stockholders attending the meeting in person or represented by proxy at the meeting who abstain from voting and broker non-votes are counted as present for quorum purposes.

        If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn or postpone the Annual Meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this proxy statement went to press, the Board of Directors did not know of any matters other than those described in this proxy statement to be presented at the Annual Meeting.

Votes Required for Proposals

        Directors are elected by a plurality of the votes cast, which means that the four nominees with the most votes will be elected. As a result, withholding authority to vote for a nominee and broker non-votes with respect to the election of directors will not affect the outcome of the election of our directors.

Proxy Solicitation Costs

        We will pay for the cost of preparing, assembling, printing and mailing these proxy materials to our stockholders, as well as the cost of soliciting proxies relating to the Annual Meeting. We may request banks and brokers to solicit their customers who beneficially own our common stock listed of record in names of nominees. We will reimburse these banks and brokers for their reasonable out-of-pocket expenses regarding these solicitations. Our officers, directors and employees may supplement the original solicitation by mail of proxies by telephone, facsimile, e-mail and personal solicitation. We will pay no additional compensation to our officers, directors and employees for these activities.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Board of Directors Structure.    Our Board of Directors currently consists of five members, three of which have been determined to be independent under the rules and listing requirements of The NASDAQ Global Market, referred to herein as the Nasdaq rules. Please see the section titled "Director Independence" below for more information. Currently, Messrs. C. K. Hong, Lagatta, Portnoy, Romm and N. K. Hong serve as our directors. Mr. Romm has announced that he will not stand for reelection as a director of the Company and will cease to serve as a director effective May 27, 2009.

        No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or director nominee of the Company. Except for Chun Ki Hong and Nam Ki Hong, who are brothers, none of the nominees has any family relationship with any other nominee or with any of our executive officers.

        Unless the proxy indicates otherwise, the persons named as proxies in the accompanying proxy have advised us that at the meeting they intend to vote the shares covered by the proxies for the election of the nominees named above. If one or more of the nominees are unable or not willing to serve, the persons named as proxies may vote for the election of the substitute nominees that our Board of Directors may propose. The accompanying proxy contains a discretionary grant of authority with respect to this matter. The persons named as proxies may not vote for a greater number of persons than the number of nominees named above.

        Nominees for Election at this Annual Meeting.    The Nominating and Corporate Governance Committee of our Board of Directors has recommended, and our Board of Directors has nominated, Chun Ki Hong, Nam Ki Hong, Thomas F. Lagatta and Alan H. Portnoy for election as our directors. All of these individuals are currently members of our Board of Directors. Each nominee has consented to being named in this proxy statement as a nominee and has agreed to serve as a director if elected.

 Director Nominees

Name	Age	Board Committees	Positions	Elected to Netlist Board
Chun Ki Hong	48		President, Chief Executive Officer and Chairman of the Board	2000
Nam Ki Hong	45		Director	2004
Thomas F. Lagatta	51	Audit, Compensation, Nominating and Corporate Governance	Director	2006
Alan H. Portnoy	63	Audit, Compensation, Nominating and Corporate Governance	Director	2004

        Chun Ki Hong is one of the founders of Netlist and has been our president and chief executive officer and a director since our inception. Mr. C. K. Hong assumed the title of chairman of the Board of Directors in January 2004. From September 2000 to September 2001, Mr. C. K. Hong served as president and chief operating officer of Infinilink Corporation, a DSL equipment company. Mr. C. K. Hong assisted us on a part-time basis until his departure from Infinilink, at which time he assumed full-time responsibilities with us. Mr. C. K. Hong received his B.S. in economics from Virginia Commonwealth University and his M.S. in technology management from Pepperdine University's Graduate School of Management.

        Nam Ki Hong, who is the brother of our current president, chief executive officer and chairman of the Board of Directors, Chun Ki Hong, has served as chief executive officer of AK Asset Management based in Seoul since May 2008 and as chairman of the board of directors of Northpoint Investment Partners, Pte. Ltd., a private investment firm based in Singapore, since September 2003. From September 2000 to November 2002, he served as executive director of Morgan Stanley & Co. International Ltd., Seoul Branch. From June 1998 to August 2000, he served as a first vice president of Merrill Lynch International Inc., Seoul Branch. From September 1994 to May 1998, he served as a vice president and portfolio manager of J.P. Morgan Investment Management Inc., based in Singapore. Prior to joining J.P. Morgan, Mr. N. K. Hong was an equity research analyst of J. Henry Schroder Wagg & Co. Ltd., in Seoul. Mr. N. K. Hong earned his B.S.E. in chemical engineering from Princeton University and M.B.A. from Columbia University. Mr. N. K. Hong is a Chartered Financial Analyst.

        Thomas F. Lagatta has served as a member of our Board of Directors since January 2006. Mr. Lagatta has served as senior vice president of worldwide sales for Broadcom Corp. since June 2006. Prior to that, he served as the Enterprise Computing Group's senior vice president and general manager since 2003. He joined Broadcom in 2002. Prior to that, Mr. Lagatta served as vice president and general manager of Anadigics, Inc., a semiconductor manufacturer. Before Anadigics, Mr. Lagatta served as vice president of business development at Avnet, Inc. Prior to Avnet, Mr. Lagatta served in various senior management and technical positions for over 11 years at Symbios Logic, a storage systems company. Mr. Lagatta received his B.S.E.E. from Ohio State University and M.S.E.E. from the University of Southern California.

        Alan H. Portnoy has served as a member of our Board of Directors since March 2004. Mr. Portnoy has served as president of Macronix America, Inc. since May 1996. From June 1995 to April 1996, he served as managing director for PNY Electronics, Inc., a memory module manufacturer. Mr. Portnoy was the chief operating officer of LG Semicon America from 1988 to 1994, a vice president for General Instruments Corporation from 1987 to 1988, a Senior Vice President for Silicon Systems from 1981 to 1987, and a vice president for Macrodata Corporation from 1975 to 1980. Mr. Portnoy began his career with Fairchild Semiconductor. Mr. Portnoy presently serves on the board of directors of Macro-Port, Inc. Mr. Portnoy received his B.S. in electrical engineering from the Rensselaer Polytechnic Institute and his M.S. in Industrial Administration from Carnegie-Mellon University.

        The Board of Directors recommends a vote FOR the election of each of the named nominees as directors.

        Current Director Not Standing for Re-election.    Preston Romm has announced that he will not stand for reelection at our 2009 Annual Meeting. Mr. Romm intends to continue serving as a director of the Company until May 27, 2009, the date of the Annual Meeting. Mr. Romm has served as a member of our Board of Directors since March 2004. Since July 2008, Mr. Romm has served as chief financial officer and executive vice president of Obagi Systems, a publicly traded supplier of prescription skin care products. Mr. Romm served as vice president of finance and chief financial officer of Iomega Corporation from March 2006 to June 2008. Prior to that, he served as vice president of finance and chief financial officer of Dot Hill Systems beginning in November 1999. From January 1997 to November 1999, Mr. Romm served as vice president of finance, chief financial officer and secretary of Verteq, Inc., a semiconductor equipment manufacturer. From November 1994 to January 1997, Mr. Romm served as vice president of finance and chief financial officer of STM Wireless, Inc. From July 1990 to November 1994, Mr. Romm served as vice president and controller of MTI Technology Corporation. Mr. Romm holds a B.S. from the University of Maryland and an M.B.A. from American University.

Director Independence

        Our Board of Directors has determined that each of our directors, other than Chun Ki Hong and Nam Ki Hong, qualify as "independent" in accordance with the Nasdaq rules. Chun Ki Hong is not independent because he is an executive officer of our company and Nam Ki Hong is not independent because he is the brother of Chun Ki Hong. The definition of "independent" under the Nasdaq rules includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, our Board of Directors has made an affirmative subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board of Directors reviewed and discussed information provided by the directors and us with regard to each director's business and personal activities as they may relate to our management.

Information Regarding our Board of Directors and its Committees

        Our Board of Directors met five times during fiscal year 2008. Each of our directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board of Directors on which he served during fiscal year 2008. Our Board of Directors has adopted a set of corporate governance guidelines established to assist the Board of Directors and its committees in performing their duties and serving the best interests of the company and our stockholders. Our corporate governance guidelines are available on our website, located at http://www.netlist.com. Our Board of Directors has established the following committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

        Messrs. Romm, Portnoy and Lagatta served on our Audit Committee during fiscal year 2008. Mr. Rickey served on our Audit Committee during fiscal year 2008 until his resignation as a director of the Company effective November 18, 2008. Mr. Romm is and was at all times during fiscal year 2008 chairman of the Audit Committee. Our Board of Directors has determined that Mr. Romm qualifies as an "audit committee financial expert" in accordance with Securities and Exchange Commission rules, and that each current member of our Audit Committee is "independent" under the Nasdaq rules. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Romm's experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Romm any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

        Our Board of Directors has adopted a written charter for our Audit Committee. The charter is set forth on our website, located at http://www.netlist.com. Our Audit Committee (a) monitors the integrity of our consolidated financial statements, our financial reporting process, systems of accounting, internal controls and disclosure controls and procedures, and our financial reporting legal and regulatory compliance, (b) reviews and approves in advance any transactions by us with related parties, (c) appoints our independent registered public accounting firm, which is ultimately accountable to our Audit Committee and our Board of Directors, (d) monitors the independence and performance of our independent registered public accounting firm, and (e) provides an avenue of communication among the independent registered public accounting firm, management, and our Board of Directors. The Audit Committee must also pre-approve all audit and, subject to a "de minimus" exception, all other services performed by the independent registered public accounting firm. Our Audit Committee met four times during fiscal year 2008 and met with our independent registered public accounting firm without management present on four occasions in fiscal year 2008.

Compensation Committee

        Messrs. Lagatta and Portnoy served on our Compensation Committee during fiscal year 2008. Mr. Rickey served on our Compensation Committee during fiscal year 2008 until his resignation as a director of the Company effective November 18, 2008. Mr. Romm served on our Compensation Committee beginning on November 18, 2008. Mr. Rickey served as chairman of the Compensation Committee until his resignation. Thereafter, Mr. Lagatta served as chairman during the remainder of fiscal year 2008. Each of the members of our Compensation Committee is independent in accordance with the Nasdaq rules. Each of the members of this committee is also currently a "non-employee director" as that term is defined under Rule 16b-3 of the Securities and Exchange Act of 1934 and an "outside director" as that term is defined in Internal Revenue Service Regulations. Our Compensation Committee reviews the performance of our chief executive officer and other executives and makes decisions and specific recommendations regarding their compensation to the Board of Directors with the goal of ensuring that our compensation system for our executives, as well as our philosophy for compensation for all employees, is aligned with the long term interests of our stockholders. Pursuant to its charter, the Compensation Committee may select, retain and terminate such compensation consultants, outside counsel and other advisors as it deems necessary or appropriate in its sole discretion and has the authority to approve the fees and retention terms relating to such consultants. The Compensation Committee also establishes policies relating to the compensation of our executive officers and other key employees that further this goal. The Compensation Committee met one time during fiscal year 2008. The charter of the Compensation Committee is set forth on our website, located at http://www.netlist.com.

Nominating and Corporate Governance Committee

        Messrs. Portnoy, Lagatta and Romm served on our Nominating and Corporate Governance Committee during fiscal year 2008. Mr. Portnoy is and was at all times during fiscal year 2008 the chairman of our Nominating and Corporate Governance Committee. The charter of the Nominating and Corporate Governance Committee and our corporate governance guidelines are set forth on our website, located at http://www.netlist.com. Our Nominating and Corporate Governance Committee reviews and makes recommendations to the Board of Directors about our governance processes, assists in identifying and recruiting candidates for the Board of Directors, reviews the performance of the individual members of our Board of Directors, proposes a slate of nominees for election at the annual meeting of stockholders and makes recommendations to our Board of Directors regarding the membership and chairs of the committees of our Board of Directors. Our Nominating and Corporate Governance Committee does not have a specific set of minimum criteria for membership on the Board of Directors. In making its recommendations, however, it considers the mix of characteristics, experience, diverse perspectives and skills that is most beneficial to the Company. This committee also considers continuing director tenure and takes steps as may be appropriate to ensure that our Board of Directors maintains an openness to new ideas. Our Nominating and Corporate Governance Committee will consider nominees for directors recommended by stockholders upon submission in writing to our Secretary of the names and qualifications of such nominees at the following address: Netlist, Inc., 51 Discovery, Suite 150, Irvine, California 92618. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a stockholder or not. Our Nominating and Corporate Governance Committee met two times during fiscal year 2008. In March 2009, our Nominating and Corporate Governance Committee recommended the director nominees standing for election at the 2009 Annual Meeting.

Compensation of Non-Employee Directors

        Our non-employee directors receive annual base compensation of $30,000, which is paid in four quarterly installments, and compensation of $1,000 for each regularly scheduled board meeting, and each board committee meeting not held on the same day as a board meeting, that is attended by the director. The chairperson of our audit committee receives an additional $5,000 per year. All of our directors, including our non-employee directors, are reimbursed for their reasonable out-of-pocket expenses incurred in attending board and board committee meetings. Our non-employee directors are also granted options to purchase 25,000 shares of our common stock upon appointment or initial election to the Board of Directors, and receive a grant of options to purchase 10,000 shares of our common stock on August 1st of each year in which they continue to be a director. These option grants are subject to vesting in equal installments over four years, contingent upon continued service as a director on the vesting date, and have an exercise price equal to the fair market value of the shares of common stock underlying the option on the date of grant as determined in accordance with the terms of our 2006 Equity Incentive Plan. Beginning August 1, 2009, the grant of options to purchase shares of our commons stock received by each of our non-employee directors will be increased from 10,000 to 20,000. Our employee directors do not receive cash compensation or option grants for their services as directors.

 Director Compensation

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Nam Ki Hong	34,000	14,677	48,677
Thomas F. Lagatta	38,000	15,707	53,707
Alan H. Portnoy	35,000	14,677	49,677
David M. Rickey(3)	32,500	13,039	45,539
Preston Romm	42,980	14,677	57,657

(1)
Mr. C. K. Hong, our president, chief executive officer and chairman of the Board of Directors, did not receive any additional compensation for his services as a director, and therefore is not listed in the above table.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes with respect to our fiscal year 2008 in accordance with SFAS No. 123(R) and thus includes amounts for awards granted in and/or prior to the applicable fiscal year. For a discussion of the assumptions used to calculate the value of options awards, see Note 2 "Stock Based Compensation" to the consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 3, 2009.

(3)
Mr. Rickey resigned as a director of the Company effective November 18, 2008.

Communications with the Board of Directors

        Any stockholder who desires to contact our Board of Directors or any member of our Board of Directors may do so by writing to: Board of Directors, c/o Secretary, Netlist, Inc., 51 Discovery, Suite 150, Irvine, California 92618. Copies of any such written communications received by the Secretary will be provided to our full Board of Directors or the appropriate member depending on the facts and circumstances described in the communication unless they are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s).

Board of Directors' Attendance at Annual Meeting of Stockholders

        We do not have a policy requiring that directors attend our annual meeting of stockholders. None of our directors attended the 2008 annual meeting.

INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

        Our Audit Committee has appointed KMJ Corbin & Company LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2010. Representatives of KMJ Corbin & Company LLP are expected to attend the 2009 Annual Meeting and will be available to respond to appropriate questions and to make a statement if they so desire. If KMJ Corbin & Company LLP should decline to act or otherwise become incapable of acting, or if KMJ Corbin & Company LLP's engagement is discontinued for any reason, the Audit Committee will appoint another independent registered public accounting firm to serve as our independent registered public accounting firm for our 2009 fiscal year.

Fees Paid to Independent Registered Public Accounting Firm

        In connection with the audit of our consolidated financial statements for fiscal year 2008, we entered into an agreement with KMJ Corbin & Company LLP which sets forth the terms by which KMJ Corbin & Company LLP will perform audit services for the company. The following table presents the aggregate fees billed for the indicated services performed by KMJ Corbin & Company LLP during fiscal years 2008 and 2007:

	2008	2007
Audit Fees	$165,000	$198,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total Fees	$165,000	$198,000

        Audit Fees.    Audit fees consist of the aggregate amount of fees billed to us for the fiscal years ended January 3, 2009 and December 29, 2007 by KMJ Corbin & Company LLP, the company's independent registered public accounting firm, for the audit of our annual consolidated financial statements and the review of our quarterly consolidated financial statements. These fees also included the review of our registration statements on Form S-8 and certain other related matters such as the delivery of comfort letters and consents in connection with our registration statements.

        KMJ Corbin & Company LLP did not bill any audit-related fees, tax fees or other fees to us in fiscal years 2008 or 2007.

Pre-approval Policies and Procedures

        Our Audit Committee's charter requires our Audit Committee to pre-approve all audit and permissible non-audit services to be performed for the Company by our independent registered public accounting firm, giving effect to the "de minimus" exception for ratification of certain non-audit services allowed by the applicable rules of the Securities and Exchange Commission, in order to assure that the provision of such services does not impair the auditor's independence. Our Audit Committee pre-approved all services performed by KMJ Corbin & Company LLP in fiscal year 2008 and concluded that such services were compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

 AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is currently composed of Messrs. Romm, Portnoy and Lagatta, each of whom are independent directors. Management is responsible for internal controls and the financial reporting process. The independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee's responsibility is to monitor and oversee these processes.

        In fulfilling its responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss our January 3, 2009 consolidated financial statements and our fiscal year 2008 interim consolidated financial statements, including the disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our most recent annual report on Form 10-K, any material changes in accounting policies used in preparing such consolidated financial statements prior to filing the annual report on Form 10-K or our quarterly reports on Form 10-Q with the SEC, and the items required to be discussed by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), with respect to annual consolidated financial statements, and Statement of Auditing Standards No. 100, as amended (AICPA, Professional Standards, Vol. 1. AU section 722), with respect to quarterly consolidated financial statements.

        In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm such firm's independence from the Company and its management. The Audit Committee has concluded that the independent registered public accounting firm is independent from the Company and our management.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended January 3, 2009, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE:
Preston Romm (Chair) Thomas F. Lagatta Alan H. Portnoy

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the ownership of our common stock as of April 17, 2009 by (a) all persons known by us to own beneficially more than 5% of our common stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group. We know of no agreements among our stockholders which relate to voting or investment power over our common stock or any arrangement the operation of which may at a subsequent date result in a change of control of us.

        Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power over securities. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of April 17, 2009 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that all options held by such person that are exercisable within 60 days of April 17, 2009 have been exercised. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of common stock shown as beneficially owned by the stockholder.

	Shares Beneficially Owned
Name of Beneficial Owner(1):	Number	Percent
Directors and Executive Officers:
Chun Ki Hong(2)	5,901,600	29.09%
Gail Itow(3)	58,125	*
Christopher Lopes(4)	991,500	4.97%
Jayesh Bhakta(5)	991,500	4.97%
James Perrott(3)	65,625	*
Nam Ki Hong(3)	148,333	*
Thomas F. Lagatta(3)	31,875	*
Alan H. Portnoy(3)	48,125	*
Preston Romm(3)	48,125	*
All executive officers and directors as a group (7 persons)(6)	6,301,808	30.46%
5% Stockholders:
Jae Dong Lee(7)	1,306,250	6.60%
Jun S. Cho(8)	1,020,000	5.10%
Royce & Associates, LLC(9)	1,671,300	8.42%
Harvest Capital Strategies LLC(10)	1,285,855	6.50%

*
Represents beneficial ownership of less than 1%.

(1)
Unless otherwise indicated, the address of each director, executive officer and person beneficially owning more than 5% of the outstanding shares of our common stock is c/o Netlist Inc., 51 Discovery, Irvine, California 92618.

(2)
The number of shares beneficially owned by Mr. Hong includes 432,850 shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 17, 2009 and 3,000,000 million shares of common stock held by Mr. Hong as trustee of the Hong-Cha Community Property Trust. Mr. Hong disclaims beneficial ownership of shares held for this trust.

(3)
The number of shares beneficially owned by each of the indicated persons consists entirely of shares of common stock issuable upon the exercise of options that are or will be vested and immediately exercisable within 60 days of April 17, 2009.

(4)
891,500 of the shares of common stock held by Mr. Lopes are held by him as the trustee of the 2006 Lopes Family Trust. Due to an internal reorganization, Mr. Lopes ceased to be an executive officer of the Company in fiscal year 2008. As of the date of this proxy statement, Mr. Lopes remains an employee of the Company.

(5)
Due to an internal reorganization, Mr. Bhakta ceased to be an executive officer of the Company in fiscal year 2008. As of the date of this proxy statement, Mr. Bhakta remains an employee of the Company.

(6)
The shares beneficially owned by Mr. Bhakta and Lopes are not reflected in total number of shares beneficially owned by our executive officers and directors as a group as they ceased to be executive officers of the Company during fiscal year 2008.

(7)
Mr. Jae Dong Lee's address is 8-108, Hannam Heights Apt., Oksu-Dong Seongdong-gu, Seoul, Korea.

(8)
The number of shares beneficially owned by Mr. Cho includes 500,000 shares of common stock held by him as trustee of the Chun Ki Hong 2004 Trust and 500,000 shares of common stock held by him as trustee of the Won Kyung Cha 2004 Trust. Mr. Cho disclaims beneficial ownership of shares held for these trusts.

(9)
Based solely on the information provided in the Schedule 13G (Amendment No. 1) filed by Royce & Associates, LLC ("Royce") with the Securities and Exchange Commission on January 27, 2009. Royce is an investment adviser registered under the Investment Advisers Act of 1940. Royce has sole voting and dispositive authority with respect to 1,671,300 shares. These shares are held in various accounts managed by Royce. The business address for Royce is 1414 Avenue of the Americas, New York, New York, 10019.

(10)
Based solely on the information provided in the Schedule 13G filed by Harvest Capital Strategies LLC ("Harvest") with the Securities and Exchange Commission on February 17, 2009. Harvest is an investment adviser registered under the Investment Advisers Act of 1940. Harvest has sole voting and dispositive authority with respect to 1,285,855 shares. These shares are held in one or more investment partnerships, pooled investment vehicles and/or one or more client account for which Harvest acts as an investment adviser. The business address for Harvest is 600 Montgomery Street, Suite 1100, San Francisco, California 94111.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires "insiders," including our executive officers, directors and beneficial owners of more than 10% of our common stock, to file reports of ownership and changes in ownership of our common stock with the Securities and Exchange Commission and to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from reporting persons, we believe that our insiders complied with all applicable Section 16(a) filing requirements during fiscal year 2008.

Information Concerning Our Executive Officers

Name	Age	Position
Chun Ki Hong	48	President, Chief Executive Officer and Chairman of the Board of Directors
Gail Itow	52	Vice President, Chief Financial Officer and Secretary
James Perrott	47	Senior Vice President of R&D and Marketing

        Our executive officers are elected by, and serve at the discretion of, our Board of Directors. Set forth below is a brief description of the business experience of all executive officers other than Chun Ki Hong, who is also a director and whose business experience is set forth above in the section of this proxy statement entitled "Nominees for Election at this Annual Meeting."

        Gail Itow has been our vice president and chief financial officer since January 2008 and our secretary since August 2007. From 2006 to January 2008, Ms. Itow served as our vice president of finance. From 2001 to 2005, Ms. Itow took time away from the workforce for personal reasons. From 2000 to 2001, Ms. Itow served as chief financial officer of eMaiMai, Inc., a commercial technology company based in Hong Kong and mainland China. From 1997 to 2000, Ms. Itow was senior vice president of finance, secretary and treasurer of eMotion, Inc., formerly Cinebase Software, a Vienna, VA-based developer of business-to-business media management software and services. From 1989 to 1997, Ms. Itow was chief financial officer of MicroNet Technology, Inc., an Irvine-based leader in storage technology. Ms. Itow began her career in public accounting and worked for several years as an audit manager with Arthur Young (now known as Ernst & Young LLP) in Century City, CA. Ms. Itow earned a Bachelor's degree from the University of California at Los Angeles, and also earned a Master of Business Administration degree from the University of Southern California.

        James Perrott joined us as our senior vice president of sales and marketing in April 2008. In October 2008, Mr. Perrott was appointed to serve as our senior vice president of research and development and marketing. From May 2006 to April 2008, Mr. Perrott served as vice president of sales & business development for Carlsbad, CA-based Luxtera, a fabless semiconductor company and supplier of silicon photonics. Prior to joining Luxtera, Mr. Perrott was vice president of sales and business development for Irvine, CA-based Solarflare Communications, Inc., a fabless semiconductor company. In this role, he was responsible for Solarflare's worldwide sales and customer support. Prior to that, he was responsible for an international sales team of more than 60 people and $200 million in revenue for Sunnyvale, CA-based Applied Micro Circuits Corporation. Mr. Perrott has also held senior management positions at Waukesha, WI-based Generac Power Systems. Mr. Perrott earned his Bachelor's degree from Florida State University.

        Except for Chun Ki Hong, who is the brother of Nam Ki Hong, one of our directors, none of the executive officers has any family relationship with any other executive officer or with any of our directors.

 EXECUTIVE COMPENSATION

        The following table provides information regarding the compensation we paid to our chief executive officer, our two other most highly compensated executive officers and two former executive officers of the Company, each a "named executive officer," for the fiscal years ended January 3, 2009 and December 29, 2007. The following table excludes compensation in the form of perquisites and other personal benefits provided to a named executive officer for which the total amount of such compensation was less than $10,000.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Chun Ki Hong	2008	296,083		—		483,187	—	35,171	(3)	814,441
President, Chief Executive Officer	2007	323,000	(2)	—		408,303	—	19,952		751,255
and Chairman of the Board
Gail Itow	2008	170,000		30,000	(4)	52,080	—	—		252,080
Vice President, Chief Financial
Officer and Secretary(4)
James Perrott	2008	138,462		—		29,666	—	—		168,128
Senior Vice President of R&D
and Marketing(5)
Former Executive Officers:
Jayesh Bhakta	2008	199,242		—		61,806	—	—		261,048
Former Chief Technology Officer(6)	2007	183,489		—		76,290	—	—		259,779
Christopher Lopes	2008	208,020		—		61,806	—	—		269,826
Former Vice President of Sales(6)	2007	197,818		—		76,290	—	—		274,108

(1)
Reflects the dollar amount recognized for financial reporting purposes in accordance with SFAS No. 123(R) and thus includes amounts for awards granted in and/or prior to the applicable fiscal year. The assumptions used in the calculations for these amounts are described in Note 2 "Stock Based Compensation" of our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 3, 2009. For a discussion of the material terms of each stock option award, see the table below entitled "Outstanding Equity Awards at Fiscal Year End."

(2)
This amount has been revised from the amount reported in our previous proxy statement to account for salary earned in fiscal year 2007 but paid in fiscal year 2009 due to a clerical error.

(3)
Reflects $9,428 for automobile rental payments, $12,348 for country club membership, $6,756 in vehicle related expenses, $3,775 for health club membership and $2,864 in health insurance benefits.

(4)
Ms. Itow was appointed to serve as our chief financial officer and vice president effective January 1, 2008, and in connection with her promotion, Ms. Itow was granted a promotion bonus and retention bonus each in the amount of $15,000. Previously, Ms. Itow served as our vice president of finance.

(5)
Mr. Perrott was appointed to serve as our senior vice president of sales and marketing effective April 7, 2008. In October 2008, Mr. Perrott was appointed to serve as our senior vice president of research and development and marketing.

(6)
Due to an internal reorganization, Messrs. Bhakta and Lopes ceased to be executive officers of the Company during fiscal year 2008. As of the date of this proxy statement, Messrs. Bhakta and Lopes remain employees of the Company.

Employment Agreements

        We entered into an employment agreement with Chun Ki Hong in September 2006. This agreement provides for an initial base salary of $323,000 plus other customary benefits, including the reimbursement of professional fees and expenses incurred in connection with income and estate tax planning and preparation, income tax audits and the defense of income tax claims, the reimbursement of membership fees and expenses for professional organizations and one country club, the reimbursement of employment-related legal fees, the use of a company automobile, and the reimbursement of health club dues and other similar health-related expenses. Under the agreement, Mr. Hong may earn annual performance bonuses, at the discretion of our Board of Directors, of up to 75% of his base salary based upon the achievement of performance objectives.

        The initial five-year term of Mr. Hong's employment agreement will automatically be extended for additional one-year periods unless we or Mr. Hong provide notice of termination six months prior to the renewal date, but at all times Mr. Hong may terminate his employment upon six months' advance written notice to us. If we terminate Mr. Hong's employment without cause or if he terminates his employment for good reason, which includes a change of control of our company, Mr. Hong will be entitled to receive continued payments of his base salary for one year, reimbursement of medical insurance premiums during that period unless he becomes employed elsewhere, a pro-rated portion of his annual performance bonus, and, if any severance payment is deemed to be an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code, an amount equal to any excise tax imposed under Section 4999 of the Internal Revenue Code. In addition, any then unvested options to purchase 500,000 shares of our common stock at an exercise price of $7.00 per share, granted in August 2006, shall immediately vest in full. If Mr. Hong's employment is terminated due to death or disability, he or his estate will receive a lump sum payment equal to half his annual base salary and the above option shall partially vest. If Mr. Hong resigns without good reason or is terminated for cause, we will have no further obligation to him other than to pay his base salary through the date of termination.

        As compensation for Ms. Itow's service as our vice president, chief financial officer and secretary, she will receive an annualized base salary of $170,000. Ms. Itow received a promotion bonus of $15,000 upon her appointment as our chief financial officer and she received a $15,000 retention bonus on December 5, 2008. In addition, during fiscal year 2008 Ms. Itow received options to purchase 100,000 shares of our common stock at an exercise price of $2.05 per share. These options vest in equal quarterly installments over four years while Ms. Itow remains employed by us. In the event Ms. Itow's employment is terminated due to death or disability, 25% of the options (or such fewer options as then remain unvested) will immediately vest and no additional options shall vest thereafter. In subsequent years, Ms. Itow will be eligible for a target bonus of 50% of her then base salary if she achieves certain specific objectives to be determined by our Board of Directors.

        As compensation for Mr. Perrott's service as our senior vice president of research and development and marketing, he will receive an annualized base salary of $200,000. In subsequent years, Mr. Perrott will be eligible for a target bonus up to $200,000 if he achieves certain specific objectives to be determined by our Board of Directors. Mr. Perrott also received options to purchase 250,000 shares of our common stock at an exercise price of $1.29 per share. 62,500 of these options vested on April 7, 2009. The remaining options vest in equal quarterly installments over the next three years while Mr. Perrott remains employed by us. In the event we terminate Mr. Perrott's employment other than for cause, Mr. Perrott will be entitled to receive a severance payment in the amount of six months of his then base salary plus one month of his then base salary for every year Mr. Perrott has been employed with the Company up to a maximum of twelve months. Payment of Mr. Perrott's severance will be contingent upon Mr. Perrott signing a general release and his continued compliance with his obligations of confidentiality. Additionally, if Mr. Perrott's employment is terminated without cause within six months of a change in control event, or in the event his duties and/or title are materially changed immediately after a change in control event and Mr. Perrott voluntarily terminates his employment after ninety 90 days of such change, Mr. Perrott will be entitled to the severance payment discussed above.

Outstanding Equity Awards At Fiscal Year End

	Option Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)		Number of Securities Underlying Unexercised Options— Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Chun Ki Hong	281,250	(1)	218,750	(1)	7.00	8/7/2016
	31,250	(2)	68,750	(2)	1.67	9/17/2017
	30,000	(3)	90,000	(3)	2.20	1/2/2018
Gail Itow	12,500	(4)	12,500	(4)	2.55	1/5/2016
	5,000	(5)	5,000	(5)	7.00	8/14/2016
	6,250	(6)	18,750	(6)	1.93	9/4/2017
	—		25,000	(7)	0.29	11/20/2018
	18,750	(8)	81,250	(8)	2.05	1/4/2018
James Perrott	—		250,000	(9)	1.29	5/2/2018
	—		25,000	(10)	0.29	11/20/2018
Former Executive Officers:
Jayesh Bhakta	—		100,000	(11)	7.00	8/14/2016
Christopher Lopes	—		100,000	(11)	7.00	8/14/2016

(1)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in connection with achieving one-time performance incentives related to our initial public offering, as detailed in Mr. Hong's employment agreement. Assuming continued employment with us, these options vest quarterly over four years from the date of grant. In the event Mr. C. K. Hong's employment with us is terminated due to death or disability, 125,000 options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(2)
Represents options granted under our 2006 Equity Incentive Plan in September 2007. These options vest with respect to 25% of the indicated shares on the first anniversary of the grant date. Assuming continued employment with us, the remaining options will vest evenly on a monthly basis with respect to the rest of the indicated shares so that it will be entirely vested on the fourth anniversary of the grant date. In the event Mr. C. K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(3)
Represents options granted under our 2006 Equity Incentive Plan in January 2008. These options vest with respect to 25% of the indicated shares on the first anniversary of the grant date. Assuming continued employment with us, the remaining options will vest evenly on a monthly basis so that all options will be entirely vested on the fourth anniversary of the grant date. In the event Mr. C. K. Hong's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(4)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in January 2006. Assuming continued employment with us, these options vest annually in equal installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(5)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in August 2006. Assuming continued employment with us, these options vest annually in equal installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(6)
Represents options granted under our 2006 Equity Incentive Plan in September 2007. Assuming continued employment with us, these options vest annually in equal installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(7)
Represents options granted under our 2006 Equity Incentive Plan in November 2008. Assuming continued employment with us, these options vest in equal quarterly installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(8)
Represents options granted under our 2006 Equity Incentive Plan in January 2008. Assuming continued employment with us, these options vest in equal quarterly installments over four years from the date of grant. In the event Ms. Itow's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(9)
Represents options granted under a non-statutory option agreement in May 2008. 62,500 of these options vested on April 7, 2009. Assuming continued employment with us, the remaining options vest in equal quarterly installments over the next three years.

(10)
Represents options granted under our 2006 Equity Incentive Plan in November 2008. Assuming continued employment with us, these options vest in equal quarterly installments over four years from the date of grant. In the event Mr. Perrott's employment with us is terminated due to death or disability, 25% of the options (or such lesser amount as shall then be unvested) will immediately vest and no additional options will vest thereafter.

(11)
Represents options granted under our Amended and Restated 2000 Equity Incentive Plan in connection with achieving one-time performance incentives in connection with our initial public offering, as detailed in Mr. Bhakta's and Mr. Lopes' respective performance incentive agreements. These options vest in May 2009, provided that Messers Bhakta and Lopes have not terminated their employment with us prior to that time.

Option Exercises in Fiscal 2008 and 2007

        None of the named executive officers exercised any stock options in fiscal years 2008 or 2007 or held any stock of our company that vested in either fiscal year.

TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures for Approval of Related Party Transactions

        Our Audit Committee has the responsibility to review with management and approve in advance any transactions or courses of dealing with related parties. The Audit Committee intends to approve only those related party transactions that are considered to be in the best interests of Netlist and our shareholders. In considering whether to approve any transaction, the Audit Committee considers such factors as it deems appropriate, which may include: (i) the related party's relationship with the Company and interest in the transaction; (ii) the material facts of the proposed transaction, including the proposed value of such transaction, or, in the case of indebtedness, the principal amount that would be involved; (iii) the benefits of the transaction to the Company; (iv) an assessment of whether the transaction is on terms that are comparable to the terms available with an unrelated party; (v) in the case of an existing transaction, the impracticability or cost of securing alternative arrangements; and (vi) such other factors as the Audit Committee deems relevant.

Compensation to Related Parties

        Our Vice President of Business Operations, Paik Ki Hong, is the brother of Chun Ki Hong, our president, chief executive officer and chairman of the Board of Directors, and of Nam Ki Hong, one of our directors. During fiscal year 2008, Mr. P. K. Hong earned salary in the amount of $155,655 and was granted options to purchase 25,000 shares of our common stock at an exercise price of $0.29 per share. 6,250 of these options vest on November 20, 2009 and the remaining options vest in equal quarterly installments over the following three-year period. In addition, in prior fiscal years we granted options to purchase shares of our common stock to Mr. P. K. Hong that continued to vest during fiscal year 2008. The dollar amount recognized for financial statement reporting purposes in accordance with SFAS No. 123(R) during fiscal year 2008 with respect to Mr. P. K. Hong's outstanding stock options was approximately $66,363. For a discussion of the assumptions used to calculate the value of option awards, see Note 2 "Stock Based Compensation" to the consolidated financial statements in our annual report on Form 10-K for the fiscal year ended January 3, 2009.

 STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        From time to time, stockholders seek to nominate directors or to present proposals for inclusion in the proxy statement and form of proxy, or otherwise for consideration at our annual meetings. In order for a nomination of director or other proposal to be included in our proxy statement for the 2010 Annual Meeting of Stockholders, a stockholder must timely submit such nomination or proposal, in addition to complying with certain rules and regulations promulgated by the Securities and Exchange Commission, no later than December 29, 2009.

        If you wish to present a proposal for action at our 2010 Annual Meeting of Stockholders, even though it will not be included in management's proxy materials, our bylaws require that a stockholder must submit such proposal at our principal executive offices, in addition to complying with the requirements set forth in our bylaws, no later than December 29, 2009.

OTHER MATTERS

        Our Board of Directors does not know of any other matters to be presented at the 2009 Annual Meeting of Stockholders but, if other matters do properly come before the meeting, it is intended that the persons named as proxies in the proxy card will vote on them in accordance with their best judgment.

        A copy of our 2008 annual report is being mailed to each stockholder of record together with this proxy statement. The 2008 annual report includes our audited consolidated financial statements for the fiscal year ended January 3, 2009. Our annual report on Form 10-K includes these consolidated financial statements, as well as other supplementary financial information and certain schedules. The annual report on Form 10-K is not part of our proxy soliciting material. Copies of the annual report on Form 10-K, without exhibits, can be obtained without charge by contacting us at 51 Discovery, Suite 150, Irvine, California 92618, (949) 474-4300, or through our website, located at http://www.netlist.com.

By order of the Board of Directors,

Gail Itow Vice President, Chief Financial Officer and Secretary

Irvine, California
April 28, 2009

NETLIST, INC.
COMMON STOCK	PROXY	BOARD OF DIRECTORS

This Proxy is solicited on behalf of the Board of Directors of NETLIST, INC.

        The undersigned hereby appoints Chun Ki Hong or Gail Itow or either of them, the true and lawful attorneys and proxies of the undersigned, with full power of substitution to vote all shares of the Common Stock, $0.001 par value per share, of NETLIST, INC., which the undersigned is entitled to vote at the annual meeting of the stockholders of NETLIST, INC., to be held on Wednesday, May 27, 2009 at 10:00 a.m., Pacific time, at our principal executive offices at 51 Discovery, Irvine, California 92618, and any and all adjournments or postponements thereof, on the proposals set forth on the reverse side of this Proxy and any other matters properly brought before the meeting.

        Unless a contrary direction is indicated, this Proxy will be voted FOR all nominees listed in Proposal 1. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

        All Proxies to vote at said meeting or any adjournment or postponements heretofore given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement dated April 28, 2009 is hereby acknowledged.

To include any comments, please mark this box.    ☐

NETLIST, INC. 51 Discovery, Suite 150 Irvine, CA 92618

DETACH PROXY CARD HERE
☐

Please mark, sign, date and return this Proxy in the accompanying prepaid envelope.	☒ Votes must be indicated (x) in Black or Blue ink.
The Board of Directors recommends a vote FOR all Nominees listed in Proposal 1.
1 Election of Directors

FOR all nominees listed below	☐	WITHHOLD AUTHORITY to vote for all nominees listed below	☐	*EXCEPTIONS	☐

Nominees:	Chun Ki Hong, Nam Ki Hong, Thomas F. Lagatta, Alan H. Portnoy	2.	Such other business as may properly come before the meeting or any adjournment or postponement thereof.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)			To change your address, please mark this box and indicate any changes. ☐

*Exceptions
SCAN LINE Please sign exactly as your name appears hereon. When sign- ing as attorney, executor, administra- tor, trustee, guardian, or corpo- rate officer, please indicate full title.
	Date	Share Owner sign here	Co-Owner sign here

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS and NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS
Director Nominees
Director Compensation
INFORMATION CONCERNING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
Summary Compensation Table
Outstanding Equity Awards At Fiscal Year End
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
OTHER MATTERS